American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
Growth Fund
Supplement dated January 8, 2016 ■ Summary Prospectus and Prospectus dated March 1, 2015

All changes are effective January 31, 2016.

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and page 4 of the prospectus:
Portfolio Managers
Gregory J. Woodhams, CFA, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining the advisor in 1997.
Justin M. Brown, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining the advisor in 2000.

The following replaces The Fund Management Team section on pages 8-9 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Gregory J. Woodhams
Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.
Justin M. Brown
Mr. Brown, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2000 as an investment analyst. He became a portfolio manager in 2006. He has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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